Asset Impairment	12 Months Ended
Dec. 31, 2021
Disclosure of impairment of assets [Abstract]
Asset Impairment	Asset Impairment
As part of the Company’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Company also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Company estimates a recoverable amount for each CGU by calculating an approximate fair value less costs of disposal using discounted cash flow projections based on the Company’s long-range forecasts. The valuations used are subject to measurement uncertainty based on assumptions and inputs to the Company’s long-range forecast, including changes to fuel costs, operating costs, capital expenditures, external power prices and useful lives of the assets extending to the last planned asset retirement in 2072.

	2021	2020	2019
PP&E Impairments:
Energy Transition facilities and projects (reversals)	345	79	(151)
Energy Transition - Centralia mine decommissioning and restoration provision	—	3	141
Changes in decommissioning and restoration provisions for retired assets(1)	32	—	2
Highvale mine	195	—	—
Kaybob Cogeneration Project	27	—	—
Wind	12	—	—
Hydro	5	2	—
Gas	5	—	—
Intangible asset impairment - coal rights(2)	17	—	—
Assets held for sale(3)	—	—	15
Project development costs(4)	10	—	18
Asset impairment	648	84	25
(1) Changes related to changes in discount rates on retired assets.
(2) Impaired to nil as no future coal will be extracted from this area of the mine.
(3) 2019 amounts relate to trucks and associated inventory to be sold within the Energy Transition segment and accordingly, these items were impaired to net realizable value.
(4) During 2021, the Company recorded an impairment of $9 million in the Hydro segment for the balance of project development costs at one of our hydro facilities as there is uncertainty on timing of when the project will proceed and $1 million related to projects that are no longer proceeding. During 2020, the Company wrote off nil (2019 — $18 million) in project development costs related to projects that are no longer proceeding within the Corporate segment.

A.Energy Transition Asset Impairments
During 2021, the Company recognized asset impairment charges in the Energy Transition segment as a result of the decision to suspend the Sundance Unit 5 repowering project ($191 million) and planned retirements of Keephills Unit 1, effective Dec. 31, 2021 ($94 million), Sundance Unit 4, effective April 1, 2022 ($56 million) Keephills Unit 1 and Sundance Unit 4 impairment assessments were based on the estimated salvage values of these units which were in excess of the expected economic benefits from these units. For the Sundance Unit 5 repowering project, the recoverable amount was determined based on estimated fair value less costs of disposal of selling the equipment for assets under construction and estimated salvage value for the balance of the costs. The fair value measurement for assets under construction is categorized as a Level III fair value measurement. The total remaining estimated recoverable amount and salvage values for Sundance Unit 5 repowering project was $33 million, of which $25 million was related to assets held for sale. Discounting did not have a material impact to these asset impairments. The asset retirement and project suspension decisions were based on the Company's assessment of future market conditions, the age and condition of in-service units, as well as TransAlta's strategic focus toward renewable energy solutions.

During 2020, the Company recognized an impairment on Sundance Unit 3 in the amount of $70 million due to the Company's decision to retire the unit. As there were no estimated future cash flows from power generation expected to be derived from the unit, the unit was removed from the Alberta merchant CGU and immediately written down to the salvage value of the scrap materials. In addition, the Company recognized an impairment of $9 million (US$7 million) due to a decrease in the fair value of land for the Centralia mine determined through a third-party appraiser.

In 2019, an internal valuation indicated the fair value less costs of disposal of the Centralia thermal facility CGU exceeded the carrying value, resulting in a recoverability test in 2019. The updated fair value included sustained changes in the market power price and cost of coal due to contract renegotiation. As a result of the recoverability test, an impairment reversal of $151 million was recorded in the Centralia segment.
B.Highvale Mine
During 2021, with the expected closure of the Highvale mine at the end of 2021, it was determined that the estimated salvage value exceeded the economic benefit to the Alberta Merchant CGU. The asset has been removed from the Alberta Merchant CGU for impairment purposes and was assessed for impairment as an individual asset which resulted in the recognized impairment charge of $195 million in the Energy Transition segment, with the asset being written down to salvage value.

C.Kaybob Cogeneration Project
On Oct. 1, 2019, TransAlta and Energy Transfer Canada ("ET Canada" formerly known as SemCAMS Midstream ULC) entered into definitive agreements to develop, construct and operate a 40 MW cogeneration facility at the Kaybob South No. 3 sour gas processing plant. The facility was expected to receive its final regulatory approvals in the second half of 2020 and begin construction in December 2020. On Sept. 25, 2020, the Alberta Utilities Commission ("AUC") released a decision in which it approved the construction and operation of the facility, but denied the application for the Industrial System Designation. TransAlta will not be proceeding with the Kaybob cogeneration facility as a result of ET Canada's purported termination of the agreements to develop, construct and operate the 40 MW cogeneration facility at the Kaybob South No. 3 sour gas processing plant. As a result, the Company recorded an impairment of $27 million in the Corporate segment as this facility was not yet operational. The recoverable amount was based on estimated fair value less costs of disposal of reselling the equipment purchased to date. TransAlta has commenced an arbitration seeking compensation for ET Canada's wrongful termination of the agreements. Refer to Note 36 for further details.

D.Wind Facilities
During the third quarter of 2021, the Company recorded an impairment of $10 million for a wind asset as result of an increase in estimated decommissioning costs after the review of a recent engineering study on the decommissioning costs of the wind sites. Refer to Note 23 for more details for changes in decommissioning and restoration provisions. The resulting fair value measurement less cost of disposal is categorized as a Level III fair value measurement and the Company has adjusted the expected value down to $65 million using discount rates of 5.0 per cent (Dec. 31, 2020 — 5.3 per cent). The key assumptions impacting the determination of fair value are electricity production, sales prices and cost inputs, which are subject to measurement uncertainty.

During 2021, the Company recognized an impairment of $2 million related to the Kent Hills Wind LP tower failure. The Company's subsidiary, Kent Hills Wind LP, experienced a single tower failure at its 167 MW Kent Hills wind facility in Kent Hills, New Brunswick. The failure involved a collapsed tower located within the Kent Hills 2 site. Refer to Note 24 for further details.

E.Impairment on Decommissioning and Restoration Provision on Retired Assets
During 2019, the Company adjusted the Centralia mine decommissioning and restoration provision as management no longer believed that the fine coal recovery and reclamation work will occur as originally proposed. At the end of 2019, the Company's best estimate of the decommissioning and restoration provision increased by $141 million. Since the Centralia mine is no longer operating and reached the end of its useful life in 2006, this adjustment resulted in the immediate recognition of the full $141 million, through asset impairment charges to net earnings.